Retirement Plans And Other Retiree Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Retirement Plans And Other Retiree Benefits [Abstract]
Retirement Plans And Other Retiree Benefits

Note 4    Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan's benefit formulas, which take into account the participants' remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan's funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan's funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan's annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the nine months ended September 30, 2011, we made contributions to the defined benefit retirement plan of $21.7 million. We anticipate that we will make additional contributions of approximately $4.6 million to the defined benefit retirement plan during the remainder of 2011. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2011 will be approximately $4.2 million.

Included in accumulated other comprehensive loss at September 30, 2011 is $114.6 million ($72.6 million, net of tax) that has not yet been recognized in net periodic pension cost, which includes the amortization of unrecognized prior service credits and unrecognized actuarial losses.

Net periodic pension benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
Service cost	$2,179	$2,326
Interest cost	15,661	15,044
Expected return on plan assets	(14,566)	(14,796)
Amortization of unrecognized prior service credit	(129)	(129)
Amortization of unrecognized net loss	2,731	5,146

Net periodic costs	$5,876	$7,591

Net periodic other postretirement benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
Service cost	$414	$339
Interest cost	3,696	3,802

Total costs	$4,110	$4,141

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $4.6 million and $5.4 million during the nine months ended September 30, 2010 and 2011, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.

Note 6    Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan's benefit formulas, which take into account the participants' remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan's funded status. Recent market conditions have resulted in an unusually high degree of volatility and increased risks related to the short-term liquidity of certain investments held by our defined benefit retirement plan, which could impact the value of the plan assets after the date of these consolidated financial statements. Additionally, any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan's funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan's annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the year ended December 31, 2010, we made a cash contribution to the defined benefit retirement plan of $7.3 million. We also made an additional non-cash contribution of approximately $2.3 million to the defined benefit retirement plan, whereby a credit was applied for this amount related to the defined benefit retirement plan's funding standard carryover balance. We anticipate that our contributions to the defined benefit retirement plan in 2011 will be approximately $26.3 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2011 will be approximately $4.2 million.

The Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the "Healthcare Reform Act"), was signed into law in March 2010. The Healthcare Reform Act codifies health care reforms with staggered effective dates from 2010 to 2018 with many provisions in the Healthcare Reform Act requiring the issuance of additional guidance from various governmental agencies. We assessed the future impact of several of the Healthcare Reform Act's provisions on our other postretirement benefit liability and determined that as of December 31, 2010, the impact to our consolidated balance sheets and consolidated statements of operations would be immaterial. Given the complexity of the Healthcare Reform Act, the extended time period over which the reforms will be implemented, and the unknown impact of future regulatory guidance, further financial impact to our other postretirement benefit liability and related future expense may occur.

Effective December 31, 2008, FASB ASC Topic 715, Compensation—Retirement Benefits ("FASB ASC 715") requires an employer to measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end. On January 1, 2008, we adopted the measurement date provision under the alternative transition method, utilizing a 15-month model for transition. Accordingly, we used our September 30, 2007 valuation to project 15 months of net periodic benefit cost and recognized three-fifteenths, or $0.4 million (net of tax), of such costs as an adjustment to accumulated deficit in January 2008.

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2009		Year Ended December 31, 2010
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits

Change in benefit obligation
Benefit obligation at beginning of period	$341,713	$78,295	$366,840	$84,849
Service cost	2,774	781	2,905	550
Interest cost	20,706	4,810	20,882	4,930
Employee contributions	—	451	—	430
Benefits paid	(20,345)	(4,017)	(18,791)	(4,410)
Plan amendments	—	—	—	—
Curtailment	(51)	—	—	—
Actuarial (gain) loss	22,043	4,529	18,810	9,963

Benefit obligation at end of period	$366,840	$84,849	$390,646	$96,312

Change in plan assets
Plan assets at beginning of period	$181,382	$—	$208,300	$—
Employer contributions	655	3,566	7,304	3,980
Employee contributions	—	451	—	430
Actual return on plan assets	46,608	—	28,953	—
Benefits paid	(20,345)	(4,017)	(18,791)	(4,410)

Plan assets at fair value at end of period	$208,300	$—	$225,766	$—

Accrued benefit costs and funded status of the plans	$(158,540)	$(84,849)	$(164,880)	$(96,312)

Accumulated benefit obligation	$355,904		$379,590

Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	5.88%	5.95%	5.30%	5.38%
Salary rate	3.25%	—	3.25%	—
Weighted average assumptions used to determine net periodic benefit costs
Discount rate	6.27%	6.30%	5.88%	5.95%
Expected rate of return on plan assets	8.0%	—	8.0%	—
Rate of compensation increase	3.75%	—	3.25%	—
Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$2,509	$(2,652)	$5,852	$5,911
Prior service credits, net of tax	(107)	—	(2,184)	—

Total	$2,402	$(2,652)	$3,668	$5,911

Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$69,178	$(251)	$75,030	$7,609
Prior service credits, net of tax	(932)	—	(824)	—

Total	$68,246	$(251)	$74,206	$7,609

Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial loss	$(3,641)	$—	$(6,862)	$—
Prior service credits	172	—	172	—

Total	$(3,469)	$—	$(6,690)	$—

Yield curves matching our benefit obligations were derived from monthly bid-price bond data including corporate bonds and excluding bonds that are callable, make-whole, sinkable and putable as well as those for which the quoted yield-to-maturity is zero. Using this bond universe, regression analysis is used to identify the best-fitting regression curve that links yield-to-maturity providing match to data for both long and short maturities. The resulting regressed coupon yield curve is smoothly continuous along its entire length and represents an unbiased average of the observed market data and takes into account all information for both a single maturity and across all maturities.

Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.

Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 65% for investments in equity securities (49% U.S. equities and 16% non-U.S. equities) and 35% for investments in fixed income securities. There are restrictions on investment managers to prevent the concentration of investments in the securities of any one company or industry, the purchase of tax-exempt securities, direct investments in commodities and short sales and to impose other restrictions. Plan assets include investments in equity and bond funds, U.S. government securities funds and liquid reserve funds. The mutual funds in which the plans assets are invested are institutionally managed mutual funds with diversified exposures into multiple asset classes implemented with over 40 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets was as follows:

	As of December 31, 2009		As of December 31, 2010
Asset Category	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Equity securities	65%	67%	65%	67%
Debt securities	35%	33%	35%	33%

Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2009	Fair Value Measurements at December 31, 2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Quoted Prices in Active Markets for Identical Assets (Level 1)
Asset Category
Equity Securities
U.S. Large-Cap(1)	$90,280	$97,217
U.S. Small/Mid-Cap(2)	15,489	16,795
World Equity Ex-US(3)	33,606	36,339
Fixed Income Securities
Long Duration Bonds(4)	42,047	47,709
High Yield Bonds(5)	18,182	18,407
Emerging Market Fixed income (Non-US)(6)	8,345	8,968
Income earned but not yet received	351	331

Total	$208,300	$225,766

(1)	US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.
(2)	US small/mid cap equity fund invests primarily in a portfolio of common stocks included in the Russell 2500 Index.
(3)	World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.
(4)	Long duration bond fund seeks to duplicate the return characteristics of high quality corporate bonds with a duration range of 10-13 years. The fund's investment strategy is designed to aid corporate pension plans with asset and liability management in order to reduce funding status volatility caused by changes in interest rates.
(5)	High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.
(6)	Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.

Net periodic pension benefit costs included the following components (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Service cost	$217	$2,277	$2,774	$2,905
Interest cost	1,621	18,569	20,706	20,882
Expected return on plan assets	(2,014)	(21,175)	(20,573)	(19,421)
Amortization of unrecognized prior service cost	(26)	—	(172)	(172)
Amortization of unrecognized net loss	18	—	—	3,641

Total benefit	(184)	(329)	2,735	7,835
Curtailment gain	—	—	(55)	—

Net periodic (benefits) costs after curtailment	$(184)	$(329)	$2,680	$7,835

We had accrued benefit costs at December 31, 2009 and 2010 of $158.5 million and $164.9 million, respectively, related to the pension benefits, of which $0.6 million was recorded within other current liabilities for both respective periods and $157.9 million and $164.3 million was recorded in other long-term liabilities, respectively. Additionally, we had accrued benefit costs at December 31, 2009 and 2010 related to the other postretirement benefits of $84.8 million and $96.3 million, respectively, of which $4.0 million and $4.2 was recorded in other current liabilities, respectively, and $80.8 million and $92.1 million was recorded in other long-term liabilities, respectively.

Net periodic other postretirement benefit costs included the following components (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Service cost	$83	$850	$781	$550
Interest cost	387	4,570	4,810	4,930
Amortization of unrecognized prior service cost	10	—	—	—
Amortization of unrecognized net gain	(24)	—	—	—

Total costs	$456	$5,420	$5,591	$5,480

Depending upon our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2009 and December 31, 2010, the assumed health care cost trend rate was 9.0% and 8.5%, respectively. This rate is assumed to decrease gradually to 4.5% by the year 2030 and to remain at that level of annual increase thereafter. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2010 by $10.3 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2010 by $8.8 million. A 1% increase or decrease in the assumed health care cost trend rate would have increased or decreased the net periodic other postretirement benefits cost for 2010 by $0.5 million.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post-retirement Benefits
2011	$24,375	$4,430
2012	24,283	4,864
2013	24,002	5,272
2014	24,226	5,632
2015	24,966	6,073
2016 to 2020	135,415	36,138

Total	$257,267	$62,409

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $0.5 million, $8.4 million, $9.0 million, and $5.1 million, for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.